Seven Hills Realty Trust Fourth Quarter 2023 Financial Results Exhibit 99.2

Q4 2023 2 Seven Hills Realty Trust Announces Fourth Quarter 2023 Results "We continue to deliver attractive returns for our shareholders as demonstrated by distributable earnings exceeding the high end of our guidance and comfortably covering our quarterly dividend. We received more than $100 million of loan repayments during the quarter, including two office loans, which serves as a testament to the strength of our underwriting and asset management capabilities. Our diversified portfolio continues to perform well with all loans current on debt service and a weighted average risk rating of three. With substantial liquidity, ample borrowing capacity and a strong pipeline of new lending opportunities, we expect to continue to build on our momentum in the current lending environment.” Tom Lorenzini, President and Chief Investment Officer of SEVN Conference Call A conference call to discuss SEVN's fourth quarter 2023 results will be held on Wednesday, February 21, 2024 at 11:00 a.m. Eastern Time. The conference call telephone number is (866) 739-7850. Participants calling from outside the United States and Canada should dial (412) 317-6592. No pass code is necessary to access the call from either number. Participants should dial in about 15 minutes prior to the scheduled start of the call. A replay of the conference call will be available through 11:59 p.m. Eastern Time on Wednesday, February 28, 2024. To access the replay, dial (412) 317-0088. The replay pass code is 9089958. A live audio webcast of the conference call will also be available in a listen only mode on SEVN's website, at www.sevnreit.com. The archived webcast will be available for replay on SEVN's website after the call. The transcription, recording and retransmission of SEVN's fourth quarter conference call in any way are strictly prohibited without the prior written consent of SEVN. Distributions On January 11, 2024, SEVN declared a quarterly distribution of $0.35 per common share, or approximately $5.2 million, to shareholders of record on January 22, 2024, and paid this distribution on February 15, 2024. About Seven Hills Realty Trust Seven Hills Realty Trust (Nasdaq: SEVN), or SEVN, we, our or us, is a real estate investment trust, or REIT, that originates and invests in first mortgage loans secured by middle market and transitional commercial real estate. SEVN is managed by Tremont Realty Capital, an affiliate of The RMR Group (Nasdaq: RMR), a leading U.S. alternative asset management company with over $41 billion in assets under management and more than 35 years of institutional experience in buying, selling, financing and operating commercial real estate. For more information about SEVN, please visit www.sevnreit.com. Newton, MA (February 20, 2024). Seven Hills Realty Trust (Nasdaq: SEVN) today announced financial results for the quarter and year ended December 31, 2023.

Q4 2023 3 Company Snapshot Strong Loan Portfolio Conservative Leverage Integrated with RMR Real Estate Platform $670 million Floating rate first mortgage loan commitments 1.7x Debt to equity ratio 12% Ownership of SEVN $28 million Average loan commitment $695 million Maximum facility size ~$41 billion of Gross AUM 68% Weighted average LTV $239 million Unused financing capacity ~1,100 CRE professionals 9.6% Weighted average All In Yield $88 million Cash on hand ~2,000 Properties managed across the U.S. 100% floating rate first mortgage loan portfolio secured by diverse property types and geographic regions and owned by high quality sponsors. Conservative leverage levels and ample cash on hand provide SEVN with liquidity to continue to originate accretive loans that meet our disciplined underwriting criteria. SEVN is managed by Tremont Realty Capital, a wholly owned subsidiary of RMR, providing a depth of market knowledge and an extensive network of real estate owners, operators, sponsors and financial institutions. (As of December 31, 2023, unless otherwise noted)

Q4 2023 4 Financial Results Investment Activity Portfolio Liquidity & Capitalization • Generated net income of $6.0 million, or $0.41 per diluted share and Distributable Earnings of $6.3 million, or $0.43 per diluted share. • Quarterly distribution of $0.35 per common share, declared and paid during the quarter. • Weighted average coupon of S + 3.78% and All In Yield of S + 4.23%. • Weighted average risk rating of 3.0 and an allowance for credit losses representing 0.87% of total loan commitments. • Closed two new loans during the quarter with aggregate total commitments of $54.3 million: ◦ $25.3 million loan secured by two self-storage facilities in Georgia with a coupon of S + 3.35% and an All In Yield of S + 3.65%. ◦ $29.0 million loan secured by a hotel in Anaheim, CA with a coupon of S + 4.00% and an All in Yield of S + 4.47%. • Received $100.1 million of repayment proceeds: ◦ $44.4 million on two loans secured by office properties in St. Louis, MO and Dublin, OH. ◦ $37.8 million on a loan secured by a retail property in West Bloomfield, MI. ◦ $17.9 million on a loan secured by a student housing property in Ames, IA. • In January 2024, received $15.6 million of loan repayment proceeds on a loan secured by a retail property in Delray Beach, FL. • Available liquidity of $327.1 million, including unused capacity of $239.2 million available under our Secured Financing Facilities and $87.9 million of cash on hand. • Weighted average coupon of S + 2.17%. Fourth Quarter 2023 Highlights (As of and for the three months ended December 31, 2023, unless otherwise noted) Please refer to Non-GAAP Financial Measures and Other Measures and Definitions within the Appendix for terms used throughout this document. All amounts in this presentation are unaudited.

Q4 2023 5 $675.2 $675.2 $729.5 $730.2 $629.9 $54.3 $0.7 $100.3 $45.2 $40.4 Q3 2023 Loan Portfolio Originations Fundings Repayments Q4 2023 Loan Portfolio Fourth Quarter 2023 Loan Portfolio Activity (dollars in millions) Total Loan Commitments (dollars in thousands) Fourth Quarter Originations As of December 31, 2023 Number of loans 2 24 Average loan commitment $27,125 $27,929 Total loan commitments $54,250 $670,293 Unfunded loan commitments $0 $40,401 Principal balance $54,250 $629,892 Weighted average coupon rate 9.05% 9.19% Weighted average All In Yield 9.45% 9.64% Weighted average Maximum Maturity 4.9 3.0 Weighted average LTV 55% 68% Weighted average floor 4.00% 1.36% Weighted average risk rating 3.0 3.0 Principal Balance Loan Portfolio Summary FINANCIAL RESULTS $720.4 Unfunded Commitments $670.3

Q4 2023 6 Retail South 35% West 30% Midwest 21% East 14% Multifamily 33% Office 29% Industrial 19% Retail 12% Hotel 7% Geographic Region (1) Property Type (1) (dollars in millions) Loan Portfolio Originations and Diversity (1) Based on principal balance of loans held for investment as of December 31, 2023. $157.3 $91.2 $51.6 $38.4 $22.0 $37.5 $41.6 $54.3 $7.4 $4.6 $8.9 $8.6 $2.4 $3.2 $164.7 $95.8 $60.5 $47.0 $24.4 $44.8 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Total Loan Commitments Principal Balance Loan Originations by Quarter FINANCIAL RESULTS Unfunded Commitments Loan Count 6 3 2 1 1 0 1 2 2 $- $- $- $37.5 $54.3

Q4 2023 7 18% 14% 30% 26% 12% 30% - 60% 61% - 65% 66% - 70% 71% - 75% 76% - 80% Loan to Value (1) % of Portfolio Loan Portfolio Credit Quality —% 15% 71% 14% —% Lower Risk (1) Average Risk (2) Acceptable Risk (3) Higher Risk (4) Impaired/Loss Likely (5) Risk Rating Distribution (1) % of Portfolio Weighted Average LTV: 68% Weighted Average Risk Rating: 3.0 (1) Percentage of portfolio based on principal balance of loans held for investment as of December 31, 2023. FINANCIAL RESULTS Loan Count 5 2 7 7 3 Loan Count 0 3 18 3 0

Q4 2023 8 Reducing Office Loan Exposure 40% 36% 34% 29% 31% 35% 33% 33% 18% 18% 17% 12% 11% 11% 14% 19% 2% 7% Hotel Industrial Retail Multifamily Office 3/31/2023 6/30/2023 9/30/2023 12/31/2023 FINANCIAL RESULTS Office Loan Count 10 9 9 7 Throughout 2023, SEVN's office loan exposure has declined to 29% through diversified loan originations and repayments of office loans. (1) Percentage of portfolio based on principal balance of loans held for investment. Portfolio Composition (1)

Q4 2023 9 Retail Office Risk Rating 2-3 15% Office Risk Rating 4 14% Other Property Types 71% Office Loans (1) Total Loan Portfolio FINANCIAL RESULTS (1) Percentage of portfolio and office risk rating distribution based on principal balance of loans held for investment as of December 31, 2023. • No office loans in urban or CBD markets in our portfolio. • In October 2023, we received repayments on two office loans totaling $44.4 million. • Seven office loans with a weighted average risk rating of 3.4 make up 29% of our portfolio as of December 31, 2023 compared to 40% as of March 31, 2023. • As of December 31, 2023, all of our borrowers with outstanding loans had paid their debt service obligations owed and due to us. Risk Rating 2 - 3 52% of office $95.2 million principal balance / four loans • Leased occupancy of 92%. • Weighted average lease term of 5.1 years. Risk Rating 4 48% of office $43.5 million principal balance / Class B / suburban Dallas, TX • Leased occupancy of 67%. • Weighted average lease term of 5.0 years. • Demonstrated commitment from sponsor, with $4.1 million of equity contributions to fund reserves since 2022. $24.4 million principal balance / Class A / Carlsbad, CA • Leased occupancy of 93%. • Weighted average lease term of 3.4 years. $20.0 million principal balance / Class A / Bellevue, WA • Leased occupancy of 74%. • Weighted average lease term of 4.3 years. Office Risk Rating Distribution

Q4 2023 10 (1) The weighted average remaining maturity of the Master Repurchase Facilities is determined using the earlier of the underlying loan investment maturity date and the respective repurchase agreement maturity date. The weighted average remaining maturity of the BMO Facility is determined using the underlying loan investment maturity date. Secured Financing Facilities FINANCIAL RESULTS (As of December 31, 2023) Citibank UBS BMO Wells Fargo Total/Weighted Average (dollars in thousands) Maximum facility size $ 215,000 $ 205,000 $ 150,000 $ 125,000 $ 695,000 Principal balance $ 91,115 $ 181,381 $ 87,767 $ 95,551 $ 455,814 Unused capacity $ 123,885 $ 23,619 $ 62,233 $ 29,449 $ 239,186 Weighted average coupon rate 7.47% 7.72% 7.29% 7.44% 7.53% Weighted average advance rate 64.0% 75.0% 74.1% 75.2% 72.4% Weighted average remaining maturity (years) (1) 0.7 0.8 1.3 1.1 0.9 Collateral: Number of loans 7 9 4 4 24 Principal balance $ 142,465 $ 241,887 $ 118,471 $ 127,069 $ 629,892

Q4 2023 11 Appendix

Q4 2023 12 Management Our manager, Tremont, is registered with the Securities and Exchange Commission, or SEC, as an investment adviser and is owned by RMR. As of December 31, 2023, RMR had over $41 billion of real estate assets under management and the combined RMR managed companies had more than $5 billion of annual revenues, over 2,000 properties and over 20,000 employees. We believe Tremont’s relationship with RMR provides us with a depth of market knowledge that may allow us to identify high quality investment opportunities and to evaluate them more thoroughly than many of our competitors, including other commercial mortgage REITs. We also believe RMR’s broad platform provides us with access to RMR’s extensive network of real estate owners, operators, intermediaries, sponsors, financial institutions and other real estate related professionals and businesses with which RMR has historical relationships. We also believe that Tremont provides us with significant experience and expertise in investing in middle market and transitional CRE. Company Profile, Governance and Research Coverage APPENDIX Equity Research Coverage JMP Securities Chris Muller, CFA (212) 906-3559 cmuller@jmpsecurities.com Jones Trading Institutional Services, LLC Matthew Erdner (843) 414-9430 merdner@jonestrading.com SEVN is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding SEVN’s performance made by these analysts do not represent opinions, estimates or forecasts of SEVN or its management. SEVN does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts. Board of Trustees Barbara D. Gilmore William A. Lamkin Independent Trustee Independent Trustee Joseph L. Morea Jeffrey P. Somers Lead Independent Trustee Independent Trustee Matthew P. Jordan Adam D. Portnoy Managing Trustee Chair of the Board & Managing Trustee Executive Officers Thomas J. Lorenzini Fernando Diaz President and Chief Investment Officer Chief Financial Officer and Treasurer Contact Information Investor Relations Inquiries Seven Hills Realty Trust Financial, investor and media inquiries Two Newton Place should be directed to: 255 Washington Street, Suite 300 Kevin Barry, Senior Director, Investor Relations Newton, MA 02458.1634 at (617) 332-9530 or ir@sevnreit.com (617) 796-8253 ir@sevnreit.com www.sevnreit.com

Q4 2023 13 First mortgage loans as of December 31, 2023: # Location Property Type Origination Date Committed Principal Amount Principal Balance Coupon Rate All in Yield Maturity Date Maximum Maturity Date LTV Risk Rating 1 Olmsted Falls, OH Multifamily 01/28/2021 $ 54,575 $ 46,083 S + 4.00% S + 4.64% 01/28/2024 01/28/2026 63% 3 2 Dallas, TX Office 08/25/2021 50,000 43,510 S + 3.25% S + 3.61% 08/25/2024 08/25/2026 72% 4 3 Passaic, NJ Industrial 09/08/2022 47,000 38,985 S + 3.85% S + 4.22% 09/08/2025 09/08/2027 69% 3 4 Brandywine, MD Retail 03/29/2022 42,500 42,200 S + 3.85% S + 4.25% 03/29/2025 03/29/2027 62% 2 5 Auburn, AL Multifamily 05/11/2023 37,500 37,500 S + 3.25% S + 3.96% 11/11/2025 11/11/2026 67% 2 6 Starkville, MS Multifamily 03/22/2022 37,250 36,919 S + 4.00% S + 4.32% 03/22/2025 03/22/2027 70% 3 7 Farmington Hills, MI Multifamily 05/24/2022 31,520 29,121 S + 3.15% S + 3.50% 05/24/2025 05/24/2027 75% 3 8 Downers Grove, IL Office 09/25/2020 30,000 29,500 S + 4.25% S + 4.63% 11/25/2024 11/25/2024 67% 3 9 Anaheim, CA Hotel 11/29/2023 29,000 29,000 S + 4.00% S + 4.47% 11/29/2025 11/29/2028 55% 3 10 Las Vegas, NV Multifamily 06/10/2022 28,950 25,185 S + 3.30% S + 4.03% 06/10/2025 06/10/2027 60% 3 11 Fountain Inn, SC Industrial 07/13/2023 27,500 24,300 S + 4.25% S + 4.78% 07/13/2025 07/13/2026 76% 3 12 Plano, TX Office 07/01/2021 27,385 26,463 S + 4.75% S + 5.16% 07/01/2024 07/01/2026 78% 3 13 Fayetteville, GA Industrial 10/06/2023 25,250 25,250 S + 3.35% S + 3.65% 10/06/2026 10/06/2028 55% 3 Loan Investment Details APPENDIX (dollars in thousands)

Q4 2023 14 First mortgage loans as of December 31, 2023: # Location Property Type Origination Date Committed Principal Amount Principal Balance Coupon Rate All in Yield Maturity Date Maximum Maturity Date LTV Risk Rating 14 Carlsbad, CA Office 10/27/2021 24,750 24,417 S + 3.25% S + 3.58% 10/27/2024 10/27/2026 78% 4 15 Fontana, CA Industrial 11/18/2022 24,355 22,000 S + 3.75% S + 4.28% 11/18/2024 11/18/2026 72% 3 16 Downers Grove, IL Office 12/09/2021 23,530 23,530 S + 4.25% S + 4.57% 12/09/2024 12/09/2026 72% 3 17 Bellevue, WA Office 11/05/2021 21,000 20,000 S + 3.85% S + 4.19% 11/05/2024 11/05/2026 68% 4 18 Portland, OR Multifamily 07/09/2021 19,688 19,688 S + 3.57% S + 3.97% 07/09/2024 07/09/2026 75% 3 19 Scottsdale, AZ Hotel 09/27/2023 17,250 17,250 S + 4.25% S + 4.56% 09/27/2026 09/27/2028 57% 3 20 Delray Beach, FL Retail 03/18/2022 16,700 15,602 S + 4.25% S + 4.95% 03/18/2024 03/18/2026 56% 3 21 Sandy Springs, GA Retail 09/23/2021 16,488 15,287 S + 3.75% S + 4.10% 09/23/2024 09/23/2026 72% 3 22 Westminster, CO Office 05/25/2021 15,750 15,750 S + 3.75% S + 4.30% 05/25/2024 05/25/2026 66% 2 23 Portland, OR Multifamily 07/30/2021 13,400 13,400 S + 3.57% S + 3.98% 07/30/2024 07/30/2026 71% 3 24 Allentown, PA Industrial 01/24/2020 8,952 8,952 S + 3.50% S + 3.93% 01/24/2024 01/24/2025 67% 3 Total/weighted average $ 670,293 $ 629,892 S + 3.78% S + 4.23% 68% 3.0 Loan Investment Details (Continued) (dollars in thousands) APPENDIX

Q4 2023 15 The above table illustrates the incremental impact on our annual income from investments, net, from hypothetical immediate changes in SOFR, taking into consideration our borrowers’ interest rate floors as of December 31, 2023. The results in the table above are based on our loan portfolio and debt outstanding as of December 31, 2023. Any changes to the mix of our investments or debt outstanding could impact the interest rate sensitivity analysis. This illustration is not meant to forecast future results. Interest Rate Changes $(0.11) $(0.09) $(0.07) $(0.05) $(0.03) $— $0.03 $0.06 $0.09 $0.12 $0.15 -125 bps -100 bps -75 bps -50 bps -25 bps 0 bps +25 bps +50 bps +75 bps +100 bps +125 bps $-0.20 $-0.15 $-0.10 $-0.05 $0.00 $0.05 $0.10 $0.15 $0.20 Interest Rate Sensitivity Annualized Impact to Net Interest Income per Share FINANCIAL RESULTS • Weighted average interest rate floor of 1.36%. All but one of our loan agreements contain floor provisions, ranging from 0.10% to 5.20%. • None of our loans currently have active interest rate floors. • No interest rate floors on advances under our Secured Financing Facilities. (As of December 31, 2023)

Q4 2023 16 Financial Summary December 31, 2023 December 31, 2022 ASSETS   Cash and cash equivalents $ 87,855 $ 71,067 Loans held for investment 626,462 669,929 Allowance for credit losses (1) (4,376) — Loans held for investment, net 622,086 669,929 Real estate owned, net 11,278 — Acquired real estate leases, net 4,137 — Accrued interest receivable 3,632 3,354 Prepaid expenses and other assets, net 2,537 2,497 Total assets $ 731,525 $ 746,847 LIABILITIES AND SHAREHOLDERS' EQUITY Accounts payable, accrued li bilities and other liabilities $ 3,808 $ 1,903 Secured financing facilities, net 454,422 471,521 Due to related persons 2,047 1,844 Total liabilities 460,277 475,268 Commitments and contingencies Shareholders' equity: Common shares of beneficial interest, $0.001 par value per share; 25,000,000 shares authorized; 14,811,410 and 14,709,165 shares issued and outstanding, respectively 15 15 Additional paid in capital 239,443 238,505 Cumulative net income 71,660 52,290 Cumulative distributions (39,870) (19,231) Total shareholders' equity 271,248 271,579 Total liabilities and shareholders' equity $ 731,525 $ 746,847 Consolidated Balance Sheets (dollars in thousands, except per share data) APPENDIX (1) SEVN adopted Accounting Standards Update No. 2016-13, Financial Instruments - Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments on January 1, 2023. No reserve for loan losses or allowance for credit losses were recognized within SEVN's consolidated financial statements prior to this adoption.

Q4 2023 17 Consolidated Statements of Operations Three Months Ended December 31, Year Ended December 31,     2023 2022 2023 2022 INCOME FROM INVESTMENTS:        Interest and related income  $ 17,523 $ 15,205 $ 66,337 $ 45,303 Purchase discount accretion 821 1,522 4,128 10,689 Less: interest and related expenses   (8,918) (7,439) (33,518) (17,630) Income from loan investments, net 9,426 9,288 36,947 38,362 Revenue from real estate owned   574 — 1,288 — Total revenue 10,000 9,288 38,235 38,362 OTHER EXPENSES: Base management fees 1,080 1,070 4,303 4,260 Incentive fees 307 — 968 — General and administrative expenses   929 719 3,947 3,837 Reimbursement of shared services expenses 683 733 2,596 2,475 Provision for (reversal of) credit losses 500 — (799) — Expenses from real estate owned   559 — 1,293 — Other transaction related costs — — — 37 Total other expenses   4,058 2,522 12,308 10,609 Income before income taxes 5,942 6,766 25,927 27,753 Income tax benefit (expense) 103 (6) 38 (113) Net income  $ 6,045 $ 6,760 $ 25,965 $ 27,640   Weighted average common shares outstanding - basic and diluted   14,673 14,579 14,625 14,540   Net income per common share - basic and diluted  $ 0.41 $ 0.46 $ 1.76 $ 1.89 (amounts in thousands, except per share data) APPENDIX

Q4 2023 18 Three Months Ended December 31, 2023 September 30, 2023 June 30, 2023 March 31, 2023 December 31, 2022 Distributable Earnings Net income $ 6,045 $ 7,473 $ 4,644 $ 7,803 $ 6,760 Non-cash equity compensation expense 151 271 579 120 129 Non-cash accretion of purchase discount (821) (1,075) (1,047) (1,185) (1,522) Provision for (reversal of) credit losses 500 (1,338) 1,026 (987) — Depreciation and amortization of real estate owned 289 305 — — — Exit fees collected on loans acquired in Merger (1) 148 — — — — Distributable Earnings $ 6,312 $ 5,636 $ 5,202 $ 5,751 $ 5,367 Weighted average common shares outstanding - basic and diluted 14,673 14,640 14,605 14,582 14,579 Distributable Earnings per common share - basic and diluted $ 0.43 $ 0.38 $ 0.36 $ 0.39 $ 0.37 As of December 31, 2023 September 30, 2023 June 30, 2023 March 31, 2023 December 31, 2022 Adjusted Book Value Shareholders' equity $ 271,248 $ 270,281 $ 267,798 $ 267,747 $ 271,579 Unaccreted purchase discount 2,347 3,396 4,471 5,519 6,703 Allowance for credit losses (2) 5,828 5,328 5,926 5,608 — Adjusted book value $ 279,423 $ 279,005 $ 278,195 $ 278,874 $ 278,282 Total outstanding common shares 14,811 14,816 14,745 14,707 14,709 Book value per common share $ 18.31 $ 18.24 $ 18.16 $ 18.21 $ 18.46 Adjusted Book Value per common share $ 18.87 $ 18.83 $ 18.87 $ 18.97 $ 18.92 Non-GAAP Financial Measures (amounts in thousands, except per share data) APPENDIX (1) Exit fees collected on loans acquired in the Merger represent fees collected upon repayment of loans for which no income has previously been recognized in Distributable Earnings. In accordance with GAAP, exit fees on loans acquired in the Merger were accreted as a component of the purchase discount and were excluded from Distributable Earnings as a non-cash item. Accordingly, these exit fees have been recognized in Distributable Earnings upon collection. (2) Amounts include our allowances for credit losses for our loan portfolio and our unfunded commitments. Allowances for credit losses for our unfunded commitments are included in accounts payable, accrued liabilities and other liabilities in our condensed consolidated balance sheets.

Q4 2023 19 We present Distributable Earnings, Distributable Earnings per common share and Adjusted Book Value per common share, which are considered “non-GAAP financial measures” within the meaning of the applicable SEC rules. These non-GAAP financial measures do not represent net income, net income per common share or cash generated from operating activities and should not be considered as alternatives to net income or net income per common share determined in accordance with GAAP or as an indication of our cash flows from operations determined in accordance with GAAP, a measure of our liquidity or operating performance or an indication of funds available for our cash needs. In addition, our methodologies for calculating these non-GAAP financial measures may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures; therefore, our reported Distributable Earnings and Distributable Earnings per common share may not be comparable to distributable earnings and distributable earnings per common share per common share as reported by other companies. We believe that Adjusted Book Value per common share is a meaningful measure of our capital adequacy because it excludes the impact of certain non-cash estimates or adjustments, including the unaccreted purchase discount resulting from the excess of the fair value of the loans TRMT then held for investment and that we acquired as a result of the Merger, over the consideration we paid in the Merger and our allowance for credit losses for our loan portfolio and unfunded loan commitments. Adjusted Book Value per common share does not represent book value per common share or alternative measures determined in accordance with GAAP. Our methodology for calculating Adjusted Book Value per common share may differ from the methodologies employed by other companies to calculate the same or similar supplemental capital adequacy measures; therefore, our Adjusted Book Value per common share may not be comparable to the adjusted book value per common share reported by other companies. In order to maintain our qualification for taxation as a REIT, we are generally required to distribute substantially all of our taxable income, subject to certain adjustments, to our shareholders. We believe that one of the factors that investors consider important in deciding whether to buy or sell securities of a REIT is its distribution rate. Over time, Distributable Earnings and Distributable Earnings per common share may be useful indicators of distributions to our shareholders and are measures that are considered by our Board of Trustees when determining the amount of distributions. We believe that Distributable Earnings and Distributable Earnings per common share provide meaningful information to consider in addition to net income, net income per common share and cash flows from operating activities determined in accordance with GAAP. These measures help us to evaluate our performance excluding the effects of certain transactions, the variability of any management incentive fees that may be paid or payable and GAAP adjustments that we believe are not necessarily indicative of our current loan portfolio and operations. In addition, Distributable Earnings, excluding incentive fees, is used in determining the amount of base management and management incentive fees payable by us to Tremont under our management agreement. Distributable Earnings: We calculate Distributable Earnings and Distributable Earnings per common share as net income and net income per common share, respectively, computed in accordance with GAAP, including realized losses not otherwise included in net income determined in accordance with GAAP, and excluding: (a) depreciation and amortization of real estate owned and related intangible assets, if any; (b) non-cash equity compensation expense; (c) unrealized gains, losses and other similar non-cash items that are included in net income for the period of the calculation (regardless of whether such items are included in or deducted from net income or in other comprehensive income under GAAP), if any; and (d) one-time events pursuant to changes in GAAP and certain non-cash items, if any. Distributable Earnings are reduced for realized losses on loan investments when amounts are deemed uncollectable. This is generally at the time a loan is repaid, or in the case of foreclosure, when the underlying asset is sold, but may also be when, in our determination, it is nearly certain that all amounts due will not be collected. The realized loss amount reflected in Distributable Earnings will equal the difference between the cash received or expected to be received and the carrying value of the asset. Non-GAAP Financial Measures (Continued) APPENDIX

Q4 2023 20 All In Yield: All In Yield represents the yield on a loan, including amortization of deferred fees over the initial term of the loan and excluding any purchase discount accretion. BMO Facility: Amounts advanced under the facility loan agreement and security agreement with BMO Harris Bank N.A., or BMO, are pursuant to separate facility loan agreements that we refer to as the BMO Facility. CBD: The central business district, or CBD, is the center of business and economic activity in major markets of the United States. GAAP: GAAP refers to generally accepted accounting principles. Gross AUM: Gross AUM refers to gross assets under management. LTV: Loan to value ratio, or LTV, represents the initial loan amount divided by the underwritten in-place value of the underlying collateral at closing. Master Repurchase Facilities: Collectively, we refer to the master repurchase facilities with UBS AG, or UBS, or our UBS Master Repurchase Facility, Citibank, N.A., or Citibank, and Wells Fargo, National Association, or Wells Fargo, as our Master Repurchase Facilities. Maximum Maturity: Maximum Maturity assumes all borrower loan extension options have been exercised, which options are subject to the borrower meeting certain conditions. Merger: On September 30, 2021, TRMT merged with and into us. We refer to this transaction as the Merger. Secured Financing Facilities: Collectively, we refer to the Master Repurchase Facilities and our BMO Facility as our Secured Financing Facilities. SOFR: SOFR refers to the Secured Overnight Financing Rate. TRMT: TRMT refers to Tremont Mortgage Trust. Other Measures and Definitions APPENDIX

Q4 2023 21 This presentation contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. These statements include words such as “believe”, "could", “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, "would", "should", “may” and negatives or derivatives of these or similar expressions. These forward- looking statements include, among others, statements about: SEVN's investment portfolio and loan investment performance; the quality of the sponsors of SEVN's borrowers; SEVN's office sector exposure; SEVN's future lending activity and opportunities; SEVN's liquidity and leverage levels and capacity; the ability of SEVN to capitalize on opportunities; SEVN's ability to achieve its investment objectives and generate attractive returns for its shareholders; the benefits and opportunities SEVN believes that Tremont's relationship with RMR provide to SEVN; and the amount and timing of future distributions. Forward-looking statements reflect SEVN's current expectations, are based on judgments and assumptions, are inherently uncertain and are subject to risks, uncertainties and other factors, which could cause SEVN's actual results, performance or achievements to differ materially from expected future results, performance or achievements expressed or implied in any forward-looking statements. Some of the risks, uncertainties and other factors that may cause SEVN's actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, the following: SEVN's borrowers’ ability to successfully execute their business plans, including SEVN's borrowers' ability to manage and stabilize properties; whether the diversity and other characteristics of its loan portfolio will benefit SEVN to the extent it expects; SEVN's ability to carry out its business strategy and take advantage of opportunities for its business that it believes exist; the impact of inflation, geopolitical instability, interest rates and economic recession or downturn on the commercial real estate, or CRE, industry generally and specific CRE sectors applicable to SEVN's investments and lending markets, SEVN and its borrowers; fluctuations in interest rates and credit spreads may reduce the returns SEVN may receive on its investments and increase its borrowing costs; fluctuations in market demand for CRE debt and the volume of transactions and available opportunities in the CRE debt market, including the middle market; dislocations and volatility in the capital markets; SEVN's ability to utilize its Secured Financing Facilities and to obtain additional capital to enable it to attain its target leverage, to make additional investments and to increase its potential returns and the cost of that capital; SEVN's ability to pay distributions to its shareholders and sustain or increase the amount of such distributions; SEVN's ability to successfully execute, achieve and benefit from its operating and investment targets, investment and financing strategies and leverage policies; the amount and timing of cash flows SEVN receives from its investments; the ability of SEVN's manager, Tremont Realty Capital LLC, or Tremont, to make suitable investments for it, to monitor, service and administer SEVN's existing investments and to otherwise implement its investment strategy and successfully manage SEVN; SEVN's ability to maintain and improve a favorable net interest spread between the interest it earns on its investments and the interest SEVN pays on its borrowings; the extent to which SEVN earns and receives origination, extension, exit, prepayment or other fees it may earn from its investments; yields that may be available to SEVN from mortgages on middle market and transitional CRE; the duration and other terms of SEVN's loan agreements with borrowers and our ability to match our loan investments with our repurchase lending arrangements; the credit qualities of SEVN's borrowers; the ability and willingness of SEVN's borrowers to repay its investments in a timely manner or at all; the extent to which SEVN's borrowers' sponsors provide support to its borrowers or SEVN regarding its loans; SEVN's ability to maintain its exemption from registration under the Investment Company Act of 1940, as amended; events giving rise to increases in SEVN's credit loss reserves; SEVN's ability to diversify its investment portfolio based on industry and market conditions; the ability of SEVN's manager to arrange for the successful management of real estate SEVN owns and SEVN's ability to sell those properties at prices that allow SEVN to recover amounts it invested; SEVN's ability to successfully compete; market trends in SEVN's industry or with respect to interest rates, real estate values, the debt securities markets or the economy generally; reduced demand for office or retail space; regulatory requirements and the effect they may have on SEVN or its competitors; competition within the CRE lending industry; changes in the availability, sourcing and structuring of CRE lending; defaults by SEVN's borrowers; compliance with, and changes to, federal, state and local laws and regulations, accounting rules, tax laws and similar matters; limitations imposed on SEVN's business and its ability to satisfy complex rules in order for SEVN to maintain its qualification for taxation as a REIT for U.S. federal income tax purposes; actual and potential conflicts of interest with SEVN's related parties, including its Managing Trustees, Tremont, RMR, and others affiliated with them; acts of God, earthquakes, hurricanes, outbreaks or continuation of pandemics, or other public health safety events or conditions, supply chain disruptions, climate change and other man-made or natural disasters or war, terrorism, social unrest or civil disturbances; and other matters. These risks, uncertainties and other factors are not exhaustive and should be read in conjunction with other cautionary statements that are included in SEVN's periodic filings. The information contained in SEVN's filings with the SEC, including under the caption "Risk Factors" in its periodic reports, or incorporated therein, identifies important factors that could cause differences from the forward- looking statements in this presentation. SEVN's filings with the SEC are available on its website and at www.sec.gov. You should not place undue reliance on forward-looking statements. Except as required by law, SEVN does not intend to update or change any forward-looking statement, whether as a result of new information, future events or otherwise. Warning Concerning Forward-Looking Statements